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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD: JAN-98         PAYMENT DATE:  2/17/98
AS OF THE RECORD DATE:

Series C Invested Amount ...................................................    $  135,000,000
Series C Pool Factor .......................................................    1.000000000000

Series D (Class A and B) Invested Amount ...................................    $  109,260,000
Series D (Class A and B) Pool Factor .......................................    1.000000000000

Subordinated Series 1995-1 Invested Amount .................................    $   30,000,000
Subordinated Series 1995-1 Pool Factor .....................................    1.000000000000

Variable Funding Certificate (VFC) Invested Amount .........................    $            0

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------

Gross Collections for the Settlement Period ................................    $  244,565,626        $891.73
Defaulted Amount for the Settlement Period .................................           355,691           1.30
Recoveries for the Settlement Period .......................................             7,716           0.03

CERTIFICATE/FEE DISTRIBUTION ON:  2/17/98

     Interest on the Series C Certificates .................................    $   734,301.56          $2.68
     Interest on the Series D - Class A Certificates .......................        533,843.75           1.95
     Interest on the Subordinated Series 1995-1 Certificates ...............        179,953.13           0.66
     Interest on the Series D - Class B Certificates .......................         53,847.86           0.20
     Principal of the Series C Certificates ................................              0.00           0.00
     Principal of the Series D - Class A Certificates ......................              0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates ..............              0.00           0.00
     Principal of the Series D - Class B Certificates ......................              0.00           0.00
     Servicing Fee .........................................................        560,669.33           2.04
                                                                                --------------     ----------
                        Total of distributions .............................    $ 2,062,615.63          $7.53
                                                                                ==============     ==========

VFC ACTIVITY FOR THE JANUARY 1998 SETTLEMENT PERIOD:

     Beginning principal of the Variable Funding Certificate ...............    $13,000,000.00
     Principal from the Variable Funding Certificateholder .................      1,000,000.00
     Principal to the Variable Funding Certificateholder ...................    (14,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ..................    $         0.00
                                                                                ==============

     Interest for the Settlement Period for the VFC ........................    $    11,716.40          $0.04
     Liquidity Fees for the Settlement Period for the VFC ..................         16,263.80           0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period .......    $    27,980.20          $0.10
                                                                                ==============     ==========

AS OF THE END OF THE JANUARY 1998 SETTLEMENT PERIOD:

Subordinated Amounts:
    Series C Certificates ..................................................    $   31,666,667
    Series D - Class A Certificates ........................................    $   23,456,790
    Variable Funding Certificate  (VFC) ....................................    $            0
Aggregate Subordinated Transferor Amount ...................................    $   35,638,305

Cash Collateral Account balance ............................................    $            0
Collection Account balance .................................................    $    2,102,000
Excess Funding Account balance .............................................    $   22,900,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending February 16th.
  -   The Series C Certificate Rate was 5.93375% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.82375% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.54375% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.34375% for this Interest Accrual Period.

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